UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2006

UREX ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-501191

(Commission File Number)

98-0219157

(IRS Employer Identification No.)

10580 N. McCarran Blvd, Building 115-208 Reno, Nevada 89503

(Address of principal executive offices and Zip Code)

775.747.0667

Registrant's telephone number, including area code

Lakefield Ventures Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 8, 1006, Lakefield Ventures Inc. (now named Urex Energy Corp.) (the “Company”) completed an Assignment Agreement, dated September 22, 2005, entered into between the Company and International Mineral Resources Ltd. (“IMR”), a company organized under the laws of the Turks & Caicos Islands, whereby IMR agreed to assign its right, title and interest in and to an option agreement (the “Option Agreement”) entered into between IMR and United Energy Metals S.A. (“UEM”) to the Company. The Option Agreement allows for the holder of the option (the “Option”) to acquire 99.8% property position of 170,000 hectares adjacent to the Cerro Solo Uranium deposit (such property is known as the “Rio Chubut Property”). On December 7, 2005, IMR exercised the Option to acquire 99.8% of the equity in UEM. As consideration for the assignment of the Option from IMR to the

Company, the Company was required to issue 8,000,000 shares of the Company to IMR and pay $50,000.00 to IMR, with IMR retaining a 5% net smelter royalty in respect of the Rio Chubut Property. As of June 8, 2006, the Company and IMR have completed the Assignment Agreement, and therefore, the Company acquired 99.8% of the equity in UEM.

The Cerro Solo uranium deposit, which the Company does not have any interest, and which is adjacent to the Rio Chubut Property, is a sandstone-type uranium-molybdenum deposit with mineralized lawyers distributed in fluvial sandstone conglomerates hosted in the Cretaceous Chubut group lying 50 to 130 meters below the surface. The Cerro Solo deposit, which is owned by Comision Nacional de Energia Atomica (“CNEA”), has resources estimated at 4,600 tonnes U at 0.3 to 0.5 percent U and 0.2 percent molybdenum on average. The information regarding the Cerro Solo deposit was obtained from a technical report authored by CNEA, which is not compliant with the guidelines of Canadian securities law National Instrument 43-101. Therefore, readers are cautioned that while historical resource estimates at Cerro Solo are considered to be relevant they should not rely upon these historical estimates until they can be verified by an Industry Guide 7 or National Instrument 43-101 compliant study. In addition, readers are cautioned that mineral deposits on adjacent properties are not necessarily indicative of mineral deposits on the Company’s properties.

A copy of the Assignment Agreement was filed as Exhibit 10.1 to the Form 8-K filed on September 29, 2005 and incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements are included in this Form 8-K/A.

Audited Financial Statements of United Metals Energy, SA. as at March 31, 2006

Report of Independent Registered Public Accounting Firm

Balance Sheet as at March 31, 2006

Statement of Operations for the year ended March 31, 2006 and for the period March 29, 2005 (date of inception) to March 31, 2006

Statement of Cash Flows for the year ended March 31, 2006 and for the period March 29, 2005 (date of inception) to March 31, 2006

Statement of Stockholders’ Equity (Deficit) for the period March 29, 2005 to March 31, 2006

Notes to the Financial Statements

Pro Forma Condensed Consolidated Financial Information

Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2006

Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 2006

Notes to the Pro Forma Combined Condensed Consolidated Financial Information

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

REPORT AND FINANCIAL STATEMENTS

March 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

United Energy Metals, S.A.

We have audited the accompanying balance sheet of United Energy Metals, S.A. (Company) as of March 31, 2006 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years ended March 31, 2006 and the period of March 29, 2005 (inception) to March 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Urex Energy Corp, f/k/a Lakefield Ventures, Inc. as of March 31, 2006 the results of its operations and its cash flows for the year then ended and the period from March 29, 2005 (inception) to March 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred a net loss of $92,152 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its exploration activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

JEWETT, SCHWARTZ & ASSOCIATES

Hollywood, Florida

October 12, 2006

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

BALANCE SHEETS

March 31, 2006

		March 31,
ASSETS		2006

Current
Cash		$4,450
Due from related parties		2,276
		6,726

Total assets		$6,726

LIABILITIES

Current
Accounts payable and accrued liabilities		$7,051
Note payable to related parties		73,899

Total current liabilities		80,950

Commitments and contingencies
STOCKHOLDERS' DEFICIT

Capital stock
Authorized:
Unlimited	common shares with a par value of $34.15
Issued and outstanding:
500	common shares	17,077
Additional paid-in capital		-
Accumulated deficit		(92,152)
Cumulative translation adjustment		851
Total stockholders' deficit		(74,224)

Total liabilities and stockholders' deficit		$6,726

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

STATEMENT OF OPERATIONS

For the year ended March 31, 2006 and

For the period March 29, 2005 (date of Inception) to March 31, 2006

		March 29, 2005
		(Date of Inception)
		to March 31,
	2006	2006

Expenses
Management fees	14,300	14,300
Professional fees	5,343	5,343
Exploration costs	57,386	57,386
Interest on loans	3,290	3,290
General and administrative costs	11,833	11,833

	92,152	92,152

Net loss	$ (92,152)	$ (92,152)

Weighted average number of shares outstanding – basic and diluted	$ 500

Earnings per share - basic and diluted	$ (184.30)

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

STATEMENT OF CASH FLOWS

For the year ended March 31, 2006 and 2005 and

For the period March 29, 2005 (Date of Inception) to March 31, 2006

		March 31, 2005
		(Date of Inception)
		to March 31,
	2006	2006

Cash Flows from Operating Activities
Net loss for the period	$ (92,152)	$ (92,152)

Adjustments to reconcile loss to cash used by operating activities:
Accounts receivable	(2,276)	(2,276)
Accounts payable and accrued liabilities	7,051	7,051

Net cash used in operating activities	(87,377)	(87,377)

Cash Flows from Financing Activities
Issuance of common stock	17,077	17,077
Proceeds from notes payable	73,899	73,899

Net cash provided by financing activities	90,976	90,976

Increase in cash during the period	3,599	3,599
Effect of Exchange Rate Changes on Cash	851	851
Cash, beginning of the period	-	-

Cash, end of the period	$ 4,450	$ 4,450

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

STATEMENT OF STOCKHOLDER’S EQUITY (DEFICIT)

For the period March 29, 2005 to March 31, 2006

	Common Stock
			Additional
	Number of		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, March 29, 2005	-	$ -	$ -	$ -	$ -

Shares issued at $34.15	500	17,077	-	-	17,077
Net loss for the period	-	-	-	(92,152)	(92,152)
Balance, March 31, 2006	500	$ 17,077	$ -	$ (92,152)	$ (75,075)

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2006

Note 1	Nature and Continuance of Operations

The Company was incorporated on March 29, 2005 in Mendoza, Argentina. It is a junior exploration company that acquired properties in the Province of Chubut, Argentina by staking claims. The Company has undertaken some exploratory and development activities in search for uranium deposits and plans to commence its drilling program later this year. The Company has not yet determined whether the properties contain any commercially exploitable reserves that are economically recoverable. The recoverability of amounts from the properties will be dependent upon the discovery of commercially exploitable reserves, confirmation of whether it will be economically recoverable and if production would be profitable for the sale of the deposits, and the ability of the Company to obtain the necessary financing to satisfy the expenditure requirements.

These financial statements have been prepared in accordance with general accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. As of March 31, 2006, the Company accumulated a deficit of $92,152 since inception. It has not achieved profitable operations and further losses are anticipated in the development of its business and exploration activities, which raises substantial doubt about the Company’s ability to continue as a going concern. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances; however there is no assurance of additional funding being available.

Note 2	Significant Accounting Policies

These financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) in the United States of America.

The financial statements have, in management’s opinion, been properly prepared within the framework of the significant accounting policies summarized below:

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 - Page 2

Note 2	Significant Accounting Policies – (cont’d)

Exploration Stage Company

The Company is an exploration stage company as defined in the Statements of Financial Accounting Standards (SFAS) No. 7 “Accounting and Reporting by Development Stage Enterprises”. It is primarily engaged in the acquisition and exploration of mining properties. All losses accumulated since inception, have been considered as part of the Company’s exploration stage activities.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Mineral Property Costs

Mineral property acquisition, exploration and development costs are expensed as incurred until such time as economic reserves are quantified. From that time forward, the Company will capitalize all costs to the extent that future cash flows from mineral reserves equal or exceed the costs deferred. The deferred costs will be amortized over the recoverable reserves when a property reaches commercial production. Costs related to site restoration programs will be accrued over the life of the project. To date, the Company has not established any proven reserves on its mineral properties.

Oil and Gas Property Costs

The Company will use the successful efforts method of accounting for oil and gas activities. All costs associated with the acquisition of, exploration for and development of oil and gas reserves will be capitalized. Costs of exploratory wells that do not find proved and economically recoverable reserves including costs of related geological and geophysical studies and costs of carrying the retained property will be expensed.

Unproved oil and gas properties that are individually significant will be periodically assessed for impairment of value and a loss will be recognized at the time of impairment by providing an impairment allowance. Other unproved properties will be amortized based on the Company’s experience of successful drilling and average holding period. Capitalized assets of producing properties, including provision for estimated abandonment costs and salvage values will be amortized using the unit-of-production method. Other tangible well equipment will be amortized over their estimated useful lives.

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 - Page 3

Note 2	Significant Accounting Policies – (cont’d)

Environmental Costs

Environmental expenditures that relate to current operations are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitments to a plan of action based on the then known facts.

Foreign Currency Translation

The Company is located and operates outside of the United States of America. It maintains its accounting records in Argentinean Pesos as follows:

At the transaction date, each asset, liability, revenue and expense is recorded into Argentinean Pesos by the use of the exchange rate in effect at that date. At the year end, monetary assets and liabilities are translated into US dollars by using the exchange rate in effect at that date. The resulting foreign exchange gains and losses are included in operations.

Financial Instruments

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgement, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair value.

The carrying values of cash, accounts payable and loan payable approximate fair value because of the short-term nature of these instruments. Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

The Company operates outside of the United States of America and could be exposed to foreign currency risk due to the fluctuation between the Argentinean Pesos and the US dollar.

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 - Page 4

Note 2	Significant Accounting Policies – (cont’d)

Income Taxes

The Company follows SFAS No. 109, “Accounting for Income Taxes” which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

Basic and Diluted Loss Per Share

The Company computes net loss per share in accordance with SFAS No. 128, "Earnings Per Share". SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted EPS gives effect to all dilutive potential common shares outstanding during the year including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the year is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential common shares if their effect is anti-dilutive.

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 - Page 5

Note 3 Option Agreement

On September 22, 2005, the Company entered into an Option Agreement (“Option”) with International Mineral Resources Ltd. (“IMR”), whereby IMR loaned USD $70,300 to the Company. The Company granted IMR with an option to convert the debt to acquire 499 shares of the Company. Upon exercise of the option, IMR will own 99.8% of the issued and outstanding shares of Company.

Concurrently to the Option Agreement, IMR entered into an Assignment Agreement with Lakefield Ventures Inc. (Lakefield), now known as Urex Energy, Inc., whereby IMR assigned its right, title and interest in the Option Agreement entered between IMR and the Company to Lakefield. As consideration for the assignment of the Option from IMR, Lakefield is required to issue to IMR 8,000,000 common shares of the Company and pay IMR $50,000. As at year end March 31, 2006, IMR did not exercise its option and instead, a promissory note was issued to IMR by the Company and Lakefield purchased 499 common shares directly from its existing shareholders by paying $10,108.

Note 4	Related Party Transactions

Management fee: The Company pays a management fee of approximately $1,011 per month to Estudio Contable Torre-Pulisich, a company controlled by the President and director of the Company. As of March 31, 2006, $14,300 in management fees has been paid to Estudio Contable Torre-Pulisich.

Note 5	Promissory Notes Payable

The promissory notes payable are unsecured and bear interest at 5% per annum. They are due on demand.

March 31, 2006

Note #1	$3,561
Note #2	70,338
$73,899

UNITED ENERGY METALS, SA

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 - Page 6

Note 6	Mineral and Exploration Costs

During the year ended March 31, 2006, the Company expended $ 57,365 for mineral and exploration costs as follows:

Fees & Registration for Staking Claims	$ 48,244
Geologist	8,423
Expenses	698
$ 57,365

UREX ENERGY CORP.

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006
(Stated in US dollars)

UREX ENERGY CORP.

(An Exploration Stage Company)

INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS AT MARCH 31, 2006, AND FOR THE YEAR ENDED MARCH 31, 2006
(Stated in U.S. Dollars)

The following pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of

United Energy Metals, SA ("UEM") by Urex Energy Corp., formerly Lakefield

Ventures Inc. ("UREX").

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of UREX and UEM and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on April 1, 2005 under the purchase method of accounting and carried through to March 31, 2006. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on March 31, 2006.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations. The pro-forma consolidated financial information is presented for illustrative purposes only.

UREX ENERGY CORP.

(A Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2006
(Stated in U.S. Dollars)

	Urex Energy	United Energy
	Corp	Metals, SA	Pro-forma
ASSETS

CURRENT ASSETS
Cash	$34,572	$4,450	$39,022
Prepaid expenses and other current assets	136	2,276	2,412
Total Current Assets	34,708	6,726	41,434

Total Assets	$34,708	$6,726	$41,434

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$50,138	$7,051	$57,189
Note payable - related party	22,500	-	22,500
Note payable	204,577	-	204,577

Total Current Liabilities	277,215	7,051	284,266

Total Liabilities	277,215	7,051	284,266

Shareholders' Deficit
ORIGINAL CAPITAL STRUCTURE
Authorized: 150,000,000 common shares with a par value
of $.001, issued and outstanding: 47,212,800	47,213	-	47,213

Unlimited common shares with a par value of $34.15
issued and outstanding: 1		34	34

Additional paid-in capital	5,529,787	-	5,529,787
Cumulative translation adjustment		(359)	(359)
Accumulated deficit	(5,819,507)	-	(5,819,507)
Total Shareholders' Deficit	(242,507)	(325)	(242,832)

Total Liabilities & Shareholders' Deficit	$34,708	$6,726	$41,434

UREX ENERGY CORP.
(A Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

MARCH 31, 2006
(Stated in U.S. Dollars)

	Urex Energy	United Energy
	Corp	Metals, SA	Pro-forma

NET SALES	$-

Cost of goods sold	-	-	-

GROSS PROFIT	-

OPERATING EXPENSES:
Management fees	60,000	14,300	74,300
Professional fees	34,794	5,343	40,137
Exploration costs	39,276	57,386	96,662
Interest on loans	3,002	3,290	6,292
Impairment of goodwill	5,600,000	-	5,600,000
General and administrative	18,111	11,833	29,944

Net loss from operations	(5,755,183)	(92,152)	(5,847,335)

EARNINGS PER SHARE - Basic	(0.15)	(184.30)	(0.15)

Weighted average shares outstanding - basic	39,212,800	500	39,212,800

UREX ENERGY CORP.
(A Exploration Stage Company)

NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2006
(Stated in U.S. Dollars)

1.	ORGANIZATION AND BASIS OF PRESENTATION

The pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using
U.S. generally accepted accounting principles of UREX for the year ended
March 31, 2006, and of UEM for the year ended March 31, 2006 considering the effects of a purchase transaction as if the transaction was completed effective
April 1, 2005 in the case of the pro-forma consolidated statement of operations, and effective March 31, 2006 in the case of the pro-forma consolidated balance sheet.

2.	ASSUMPTION

The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated March 31, 2006.

3.	PRO-FORMA ADJUSTMENTS

a.	To record purchase of assets and issuance of shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UREX ENERGY CORP.

/s/ Richard Bachman

By: Richard Bachman

Director

Date: November 1, 2006